WEINBERG & COMPANY, P.A.
              6100 Glades Road, Suite 314
               Boca Raton, Florida 33434


  CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     We hereby consent to the use in the Form 10-SB Registration
Statement of Aspac Communications, Inc. our reports for the year ended September 30, 1997 and six months ended March 31, 1998 dated
Februar;y 23, and May 13, 1998, respectively relating to the financial statements of Aspac Communications, Inc. which appear in such Form 10-SB.


                                        WEINBERG & COMPANY, P.A.
                                        Certified Public Accountants




Boca Raton, Florida
June 9, 1998